UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

Expion360 Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 SW Deerhound Avenue

Redmond, OR 97756

(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2026, the board of directors of Expion360 Inc., a Nevada corporation (the “Company”), approved a one-for-12 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a proportionate (e.g., one-for-12) decrease in the number of authorized shares of Common Stock from 200,000,000 to 16,666,666 (the “Authorized Share Decrease”). Pursuant to Section 78.207 of the Nevada Revised Statutes (the “NRS”), no stockholder approval of the Reverse Stock Split or Authorized Share Decrease was required.

On July 16, 2026, the Company filed a certificate of change (the “Certificate of Change”) to its articles of incorporation (as amended, the “Articles”) with the Secretary of State of Nevada in accordance with Section 78.209 of the NRS to amend the Articles to effect the Reverse Stock Split and Authorized Share Decrease, effective as of 12:01 A.M. Eastern Time on July 21, 2026.

As a result of the Reverse Stock Split, every 12 shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split will be automatically reclassified as, and combined into, one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Any fractional shares that would have otherwise resulted from the Reverse Stock Split will be rounded up to the next whole number.

The Common Stock will begin trading on The Nasdaq Capital Market on a reverse split-adjusted basis at market open on July 21, 2026, under the existing trading symbol “XPON.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 30218B308.

Following the Reverse Stock Split, the Company will make proportionate adjustments to (i) the number of shares of Common Stock issuable pursuant to its outstanding equity awards, (ii) the exercise price of its outstanding stock options and warrants, (iii) the number of shares authorized to be issued under the Company’s 2021 Incentive Award Plan, (iv) the number of shares authorized to be issued under the Company’s 2021 Employee Stock Purchase Plan, and (v) the number of shares of Common Stock issuable pursuant to outstanding warrants, in each case in a manner consistent with the underlying equity award agreements or warrant agreements.

The foregoing description of the Certificate of Change does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Change, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

3.1	Certificate of Change, effective July 21, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: July 16, 2026	By:	/s/ Shawna Bowin
	Name:	Shawna Bowin
	Title:	Chief Financial Officer